SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 25, 2001
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                             Sel-Leb Marketing, Inc.
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             (Exact name of registrant as specified in its charter)


    New York                        1-13856                      11-3180295
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                  495 River Street, Paterson, New Jersey 07524
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               (Address of principal executive offices) (zip code)


       Registrant's Telephone Number, including Area Code: (973) 225-9880


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On May 25, 2001, Sel-Leb Marketing, Inc. (the "Company") issued a press release announcing the potential delisting of the Company's securities from Nasdaq. The press release is attached hereto as Exhibit 99.1


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

                    99.1 Press Release issued by Sel-Leb Marketing, Inc. on
                         May 25, 2001.

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


                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         SEL-LEB MARKETING, INC.
                                                         (Registrant)



Dated:  May 25, 2001                                     By: /s/ Jack Koegel
                                                         -------------------
                                                         Name:  Jack Koegel
                                                         Title: Vice Chairman

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


                                  Exhibit 99.1

                    SEL-LEB MARKETING, INC. ANNOUNCES RECEIPT
                  OF NOTICE FROM NASDAQ CONCERNING FORM 10-QSB
                      FOR THE PERIOD ENDED MARCH 31, 2001

PATERSON, NJ, MAY 25, 2001 - Sel-Leb Marketing, Inc. (Nasdaq: SELBE), today announced that it received a Nasdaq Staff Determination letter on May 23, 2001 notifying the Company that, because it has not filed its Form 10-QSB for the period ended March 31,2001 as required by Nasdaq Marketplace Rules 4310(c}(14}, the Company's securities are subject to delisting from the Nasdaq Small Cap Market. The Company plans to request a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance that the Panel will grant the Company's request for continued listing.

Mr. Hal Markowitz, Chairman of the Board, stated "Unfortunately, the unexpected simultaneous illness of our two top financial officers left us temporarily understaffed and slowed down our normal year end internal audit process resulting in our filing our Form 10-KSB on May 15,2001. As a result of this late filing, our Form 10-QSB will also be delayed. We consider the maintenance of our Nasdaq listing to be of key importance and intend to take the appropriate measures to ensure that we maintain it."

Sel-Leb is a company primarily engaged in the distribution and marketing of consumer products through mass merchandisers, discount chain stores and food, drug and electronic retailers.

The statements in this press release that are not historical facts may be "forwardlooking statements" that relate to plans FOR future activities or performance of the Company. These statements are only predictions and actual events or results may. differ materially and involve risks and uncertainties which are detailed in the Company's reports filed from time to time with the Securities and Exchange Commission, including the Company's most recent Annual Report and Form 10-KSB and Quarterly Report on Form 10-QSB.

The Company's headquarters are located at 495 River Street, Paterson, New Jersey 07524.

Contact: Harold Markowitz, Chairman of the Board of Sel-Leb Marketing, Inc.
Telephone: 973-225-9880


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